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            FIRST MODIFICATION TO REVOLVING LINE OF CREDIT AGREEMENT

         THIS FIRST MODIFICATION TO REVOLVING LINE OF CREDIT AGREEMENT (this "Modification Agreement") is made and entered into as of the 30th day of April, 1995, by and between Wachovia Bank of Georgia, N.A., a national banking association ("Lender"), RRC GA One, Inc., a Georgia corporation ("Borrower").

                    ARTICLE I - BACKGROUND AND CONSIDERATION

         Section 1.01 Background. Lender and Borrower did enter into that certain Revolving Line Of Credit Agreement dated May 31, 1994 (the "Line Of Credit Agreement"). Borrower has requested that Lender extend the term of the Line Of Credit Agreement and modify the purpose for which proceeds from Loans (as defined in the Line Of Credit Agreement) may be used by Borrower. Terms not otherwise defined herein shall have the meanings as set forth in the Line Of Credit Agreement.

         Section 1.02 Consideration. For and in consideration of the sum of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower do hereby agree as follows.

                            ARTICLE II - MODIFICATION

         Section  2.01  Modified  Line Of Credit  Term.  The first  sentence  of
Article 2, Paragraph 2.1 of the Line Of Credit Agreement shall be deleted in its entirety and the following sentence shall be inserted:

         Subject to the terms thereof, Lender extends to Borrower a revolving line of credit in the maximum amount of $5,000,000 inclusive of all outstanding principal and interest (the "Line of Credit"), available from the date hereof until April 30, 1996, unless terminated earlier in accordance with the terms of this Agreement.

     Section 2.02 Modified Line Of Credit Purpose. Paragraph 2.3 of Article 2 of the Line Of Credit
                        --------  ---- --  ------  -------
Agreement shall be modified by adding the following:

         Notwithstanding that this Agreement requires that the Project be leased in its entirety to Eckerd, Lender will permit financing on Projects to be lease to Big B, Inc., Revco Discount Drugs, Inc., or similar national tenants approved by Lender in its discretion.

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         Section 2.03 No Further Modification.  Except as is expressly set forth above, the terms and provisions of the Lien Of Credit Agreement shall remain in full force and effect without further modification.

                                              ARTICLE III - GENERAL CONDITIONS

         Section 3.01 Successor and Assigns. Subject to Paragraph 3.4 of Article 3 of the Line Of Credit Agreement, this Modification Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors-in-title and assigns.

         Section 3.02 Miscellaneous. All personal pronouns used herein whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Titles of Articles and Sections as set forth herein are for convenience only and in no way define, limit, amplify or describe the scope or intent of any provision hereof. Lender and Borrower acknowledge and agree that they have been represented by counsel and that each has participated in the drafting of this Modification Agreement. Accordingly, it is the intention and agreement of Lender and Borrower that the language, terms and conditions of the Modification Agreement are not to be construed in any way against or in favor of either Lender or Borrower by reason of their responsibilities in connection with the preparation of this Modification Agreement.

         IN WITNESS WHEREOF, Lender and Borrower have hereunto set their hands and affixed their seals as of the date and year first above written.

                                     LENDER:
                                                WACHOVIA BANK OF GEORGIA, N.A.



                                                 By:__________________________
                                                       James F. Harrell
                                                       Vice President


                                    BORROWER:
                                                     RRC GA ONE, INC.,
                                                     a Georgia Corporation



                                                     By:_______________________
                                                              Its: